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                                    AGREEMENT

         Agreement made the 31st day of October, 1996 by and between North Fork Bank, a New York banking corporation with offices located at 245 Love Lane, Mattituck, New York (the "Bank") and Logimetrics, Inc., a New York corporation with offices located at 121-03 DuPont Street, Plainview, New York 11803 (the "Borrower").

                               W I T N E S S E T H

         WHEREAS, on March 7, 1996, the Borrower executed and delivered to the Bank a certain Fifth Restated and Amended Revolving Credit Note in the principal amount of Two Million Two Hundred Thousand ($2,200,000) Dollars (the "Revolving Credit Note") pursuant to which the Borrower undertook to repay to the Bank those sums advanced thereunder to the Borrower, plus interest thereon, pursuant to the terms thereof and certain related documents;

         WHEREAS, on March 7, 1996, the Borrower executed and delivered to the Bank a certain Further, Restated, Increased and Amended Term Loan Note in the principal amount of Eight Hundred Thousand ($800,000) Dollars (the "Term Loan Note") pursuant to which the Borrower undertook to repay the sums evidenced thereby to the Bank, plus interest thereon, pursuant to the terms thereof and of certain related documents (all of the documents evidencing the aforementioned transactions are collectively referred to herein as the "Loan Documents");

         WHEREAS, on March 7, 1996, the Borrower executed and delivered to the Bank a certain Restated and Amended General Security Agreement (the "General Security Agreement") pursuant to which the Borrower restated the terms of its existing General Security Agreement with the Bank whereby the Borrower granted to the Bank a first security interest in all of the Borrower's assets as more fully defined therein;

         WHEREAS, there is currently outstanding from the Borrower to the Bank under the Revolving Credit Note the principal sum of $1,524,988.76;

         WHEREAS, there is currently outstanding from the Borrower to the Bank under the Term Loan Note the principal sum of $720,000.02;

         WHEREAS, the Revolving Credit Note and the Term Loan Note (the Revolving Credit Note and Term Loan Note are collectively referred to herein as the "Notes") include certain provisions requiring, in part, that the Borrower comply during the terms of the Notes with certain financial covenants as more fully defined therein (the "Financial Covenants");

         WHEREAS, the Bank has been advised by the Borrower that it is in violation of the Financial Covenants and therefore in default under the Notes;

         WHEREAS, the Borrower has requested that the Bank forebear from exercising those rights and remedies available to it under the Notes and/or other documents executed and delivered by the Borrower in connection therewith in order to permit the Borrower to comply with the


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financial covenants and all other terms and provisions of the Loan
Documents;

         WHEREAS, the Bank has conditionally agreed to forebear from exercising such rights and remedies limited to the specific terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing recitals, which are incorporated herein by reference as if fully set forth below, and for other valuable and good consideration, the receipt and sufficiency of which is hereby acknowledged, the Bank and the Borrower hereby agree as follows:

         1. The Borrower acknowledges that it is currently indebted to the Bank under the terms of the Revolving Credit Note in the principal amount of $1,524,988.76 together with interest thereon, costs, and attorneys' fees as have accrued and may accrue pursuant to the terms of the Loan Documents.

         2. The Borrower acknowledges that it is currently indebted to the Bank under the terms of the Term Loan Note in the principal amount of $720,000.02 together with interest thereon, costs, and attorneys' fees as have accrued and may accrue pursuant to the terms of the Loan Documents.

         3. The Borrower acknowledges, ratifies and confirms that the indebtedness described in paragraphs "1" and "2" hereof is owing to the Bank by the Borrower in full without offset, defense or counterclaim.

         4. The Borrower acknowledges and agrees that if and to the extent that it maintains any defense to its obligations to the Bank under the Loan Documents hereinbefore mentioned, any such defense is hereby knowingly waived and released as a specific condition of this Agreement, which waiver and release are unconditional and without limitation.

         5. The Borrower hereby ratifies and acknowledges the validity and binding nature, both at the time of delivery and on the date hereof, of the Notes and the Loan Documents and hereby acknowledges that any indebtedness, liabilities, and obligations of the Borrower under this Agreement shall be deemed to be secured by the Security Agreement and other Loan Documents.

         6. The Borrower hereby acknowledges and agrees that it is in fact in violation of the Financial Covenants and that said violation constitutes an Event of Default under the Loan Documents pursuant to which the Bank is entitled to declare a formal default thereunder and to immediately commence any action to enforce its rights and remedies under the Loan Documents.

         7. This Agreement shall expire upon the earlier of (a) February 28, 1997, or (b) receipt by the Bank of the Borrower's December 31, 1996 interim financial statements. Prior to the expiration hereof, and provided that (i) the Borrower shall continue to operate its business

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in the ordinary course of business, (ii) there shall not occur or have occurred any Event of Default under the terms of the Loan Documents other than as previously defined herein, and, (iii) the Borrower shall in all respects abide by the terms of this Agreement, the Bank shall forebear from the following:

         A. Commencing any action to enforce its rights and remedies under the Loan Documents described herein and/or

         B. Prosecuting in any way or taking any further action in order to enforce those rights available to the Bank under the

         Loan documents.

         8. During the term hereof, the Borrower shall use its best efforts to resolve the existing defaults under the Financial Covenants in accordance with the terms and conditions set forth herein.

         9. Upon the expiration hereof, or in the event that the Borrower shall in any way default in their obligations or their representations and warranties hereunder, the Bank may, upon written notice, exercise all rights and remedies available to it under the Loan Documents.

         10. Notwithstanding anything to the contrary set forth in the Revolving Credit Note, no further advances will be made to the Borrower thereunder during the term hereof.

         11. In the event that the outstanding principal balance due from the Borrower to the Bank under the Revolving Credit Note shall at any time during the term hereof exceed the amounts available to the Borrower under the Borrowing Base provisions thereof, the Borrower shall immediately make payment to the Bank of such moneys necessary to comply with said Borrowing Base calculation.

         12. During the term hereof, the Borrower shall continue to make all payments of principal and/or interest due to the Bank under the Notes on a timely basis and shall comply with all other terms and provisions thereof.

         13. During the term hereof, the Borrower shall submit to the Bank (a) a monthly financial projection on a stand alone basis, (b) monthly financial statements of the Borrower, (c) weekly Borrowing Base certificates accompanied by an accounts receivable aging,inventory designation and an accounts payable aging. The aforementioned shall be delivered to the Bank within three (3) days after the end of each respective period.

         14. During the term hereof, the Borrower shall permit the Bank to perform a field examination or examinations of the Borrower if and when the Bank shall determine that same is required. All expenses to be incurred by the Bank in connection with said examination or examinations shall be paid in full by the Borrower.

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         15. During the term hereof, the Borrower shall not make any payments, or apply any assets, toward the payment of any dividends and/or officer or shareholder loans.

         16. Simultaneously with the execution thereof, the Borrower shall pay to the Bank a fee in the amount of Ten Thousand ($10,000) Dollars as in consideration of the forbearance set forth herein and shall make payment of all Borrower's legal expenses in connection herewith.

         17. The Borrower shall, upon the request of the Bank, properly execute such further instruments, documents and agreements, and take such further actions, as the Bank may request to effectuate the transactions contemplated by this Agreement.

         18. This Agreement shall be governed and construe in accordance with the laws of the State of New York.

         19.      The Borrower acknowledges and represents as follows:
                           a.       the Borrower is currently paying its

debts as they become due (except for that certain interest payments due from Borrower to the holders of all subordinated debentures);

                           b.       as of the date of the Loan Documents and

the date hereof, and as of the various dates of all transfers, obligations, exchanges and conveyances pursuant thereto were or will be made and incurred, the sum of the respective debt of the Borrower was and will not be greater than the value of the Borrower's assets;

                           c.       the Borrower has not engaged nor shall

engage in any business or transaction for which the value of its remaining assets were or will be unreasonably low in relation to the subject business or transaction;

                           d.       the Borrower has not and shall not incur

debts beyond its ability to pay as its respective debts become due or mature.

         20. All financial statements delivered to the Bank at or prior to the execution of this Agreement regarding the Borrower fairly represent the financial condition of the Borrower at the times and for the periods stated therein. Since the effective date covered by the most recent financial statement so delivered to the Bank, there has been no material adverse change in the financial condition, the operations or other condition of the Borrower.

         21. The Borrower shall maintain all checking accounts and all other deposit accounts with the Bank. All funds received by or due to the Borrower whether from the sale of inventory, equipment or otherwise in the operation of its business, shall be deposited only with the Bank in the Bank's present operating account on a daily basis and all funds shall be maintained exclusively with the Bank in those accounts in the name of the Borrower. No other accounts shall be opened or maintained by the Borrower, other than a separate payroll account which may be opened by the

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Borrower and which shall be used exclusively to pay employee wages, withholding and employment taxes in the ordinary course of business. All funds, cash and cash equivalents received by the Borrower must be deposited with the Bank. All funds of the Borrower shall be used only to pay expenses in the ordinary course of its business.

         22. Any declared default by the Borrower hereunder or under any other loan obligation with the Bank or any other entity (except for those interest payments now past due from the Borrower to holders of subordinated debentures, provided that the Borrower shall obtain a waiver of said default from Cerberus Partners, within ten (10) days from the date hereof) shall constitute an Event of Default hereunder and under the Loan Documents.

         23. The Borrower acknowledges that the Loan Documents prohibit, in part, the incurrence of additional debt by the Borrower. Notwithstanding the foregoing prohibition, the Borrower has requested that the Bank consent to the addition of the sum of Fifteen Thousand ($15,000) Dollars to that certain subordinated debt due from the Borrower to Cerberus Partners. Pursuant to said request, the Borrower hereby waives the declaration of any default under the Loan Documents as a request of the aforementioned debt.

         24. The relationship between the Borrower and the Bank is solely that of Lender and Borrower in a commercial loan transaction and nothing contained in this Agreement or in any of the other agreements referred to herein shall in any manner be construed as establishing a partnership, joint venture or any confidential or fiduciary relationship nor shall it establish or constitute any other relationship other than an arm's length relationship of Lender and Borrower.

         25. The provisions of this Agreement are severable solely at the option of the Bank, and if any cause or provision shall be held invalid or unenforceable in all or in part of any jurisdiction, then such invalidity of unenforceability shall, at the sole election of the Bank, affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction.

         26. This Agreement shall be binding upon the Borrower and any successor and shall be binding upon and inure to the benefit of the Bank and any successor or assign. The rights and obligations of the Borrower under this Agreement and the Loan Documents shall not be assigned or delegated without the prior written consent of the Bank; any such purported assignment or delegation without such consent shall be void.

         27. Except as specifically set forth herein, nothing contained in this Agreement shall be deemed (a) to be a waiver of or consent to or amendment, supplement or modification of any term or

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condition of the Loan Documents or a waiver of any defaults or event of default which have arisen or may arise in the future, or (b) to prejudice any other right that the Bank may have at any time under or in connection with the Loan Documents, or any other instruments or agreements referred to therein. Except as specifically provided herein, all terms and provisions of the Loan Documents and all other related documents remain in full force and effect in accordance with the original terms.

         28. The Borrower represents and warrants that this Agreement has been duly authorized, executed and delivered by an authorized representative of the Borrower pursuant to its corporate power and constitutes the legal valid and binding obligation of the Borrower.

         29. The Borrower agrees to pay all reasonable fees and out-of-pocket expenses incurred by the Bank in connection with the existing default under the Loan Documents, including the preparation, execution, delivery and enforcement of this Agreement and any documents referred to herein as well as past, present or future collateral examinations arising in connection therewith, which fees shall be deemed to be included in the Borrower's obligations to the Bank under the Loan Documents.

         30. The Borrower agrees to indemnify, defend and hold the Bank harmless, together with its directors, officers, employees, affiliates, agents and counsel from and against any and all losses, claims, damages, liabilities, deficiencies, judgments and expenses suffered or incurred by any of them arising out of or by reason of any litigation, investigation, claim or proceeding, pending or threatened, which arises out of or is in any way based upon the transactions referred to herein, or otherwise, including, without limitation, amounts paid in settlement, court costs and attorneys' fees and expenses incurred in connection with any such litigation, investigation, claim or proceeding.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

LOGIMETRICS, INC.

By:  /s/ Norman M. Phipps

     -----------------------------
         Norman M. Phipps
         Acting President

NORTH FORK BANK

By:  /s/ Christopher Esposito

     ------------------------------
         Christopher Esposito
         Vice President

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